UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                            PHOTO CONTROL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                            PHOTO CONTROL CORPORATION

                                  APRIL 5, 2002





TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:



         You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 16, 2002 at 3:30 p.m., Daylight Savings Time, Photo Control Corporation, 4800 Quebec Avenue North, New Hope, Minnesota.

         The formal Notice of meeting, Proxy Statement and Proxy are enclosed.

         Regardless of whether you plan to attend the Meeting, I would appreciate your completing and signing the accompanying Proxy and returning it in the enclosed envelope.


                                        Very truly yours,


                                        Curtis R. Jackels
                                        President and CEO

                            PHOTO CONTROL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 16, 2002



TO THE SHAREHOLDERS OF PHOTO CONTROL CORPORATION:

         The Annual Meeting of Shareholders of Photo Control Corporation, a Minnesota Corporation (the "Company"), will be held at 3:30 p.m., Thursday, May 16, 2002, at Photo Control Corporation, 4800 Quebec Avenue North, New Hope, Minnesota.

         The items of business are:

         1. To consider and act upon a proposal to set the number of members of the Board of Directors at six.

         2. To elect two directors to hold office for a term of three years, ending in 2005 or until a successor is elected.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Only Shareholders of record as shown on the books of the Company at the close of business on March 18, 2002, will be entitled to vote at the Meeting or any adjournment thereof.

         This Notice, the Proxy Statement, and the enclosed Proxy are sent to you by order of the Board of Directors.

                                        Mark J. Simonett
                                        Secretary

Date: April 5, 2002
Minneapolis, Minnesota




TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                            PHOTO CONTROL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2002

                                 PROXY STATEMENT



         The accompanying proxy is solicited by the Board of Directors of Photo Control Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 16, 2002, and at all adjournments thereof, for the purposes set forth in the Notice of Meeting.

         The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting materials, as well as the cost of forwarding such materials to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone. The Company expects that this Proxy Statement and the accompanying form of proxy will be mailed to Shareholders on or about April 5, 2002.

         Any Shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary of the Company or by submitting to the Secretary another proxy bearing a later date. Proxies will be voted as specified by Shareholders. Proxies which are signed but which lack such specification will be voted in favor of each proposal.

         The mailing address of the principal executive office of the Company is 4800 Quebec Avenue North, Minneapolis, Minnesota 55428.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 18, 2002, as the record date for the determination of the Shareholders entitled to vote at the Annual Meeting. Persons who were not Shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 18, 2002, there were 1,604,163 outstanding shares of Common Stock, par value $.08 per share, which is the only outstanding class of voting stock of the Company.

         A quorum must be present in order to transact business at the Annual Meeting. A quorum is present if the holders of a majority of all shares outstanding and entitled to vote are represented either in person or by proxy. Each share of Common Stock is entitled to one vote. The proposal to set the number of directors at six requires the affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote. Abstentions from voting on setting the number of directors at six will have the effect of votes against, while broker non-votes are treated as shares not voted.

         The election of each director shall be decided by plurality vote. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) will not affect the outcome. Holders of the Common Stock are not entitled to cumulate their votes for the election of directors.

                              ELECTION OF DIRECTORS


                           (PROPOSALS NUMBER 1 AND 2)




                  The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year. Such number shall not be less than three and not more than six. The Bylaws of the Company also provide for three classes of directors with terms staggered so as to require the election of only one class of directors each year. The term of two directors belonging to the Class II ends with the 2002 Annual Meeting. The Board of Directors therefore recommends that the number of directors of the Company be set at six and that two directors be elected at the 2002 Annual Meeting.

                  The Board of Directors nominates Scott S. Meyers and John McMillan for reelection as a director of the Company. If elected, Messrs. Meyers and McMillan will serve for a three-year term as the Class II director of the Board of Directors and until his successor is elected and qualified.

                  Both Mr. Meyers and Mr. McMillan are members of the present Board of Directors. Mr. Meyers was appointed to the Board in April 2000. Mr. McMillan was appointed to the Board in September 2001. If prior to the 2002 Annual Meeting of the Shareholders it should become known to the Board of Directors that Mr. Meyers or Mr. McMillan will be unable to serve after the Annual Meeting as a director by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. Alternately, the proxies may, at the discretion of the Board of Directors, not be voted as a result of death, incapacity, or other unexpected occurrence. However, in no event will the proxies be voted for more that two nominees. The Board of Directors has no reason to believe that either Mr. Meyers or Mr. McMillan will be unable to serve.

Following is information about the nominees and all other directors of the Company.

NAME OF                                            PRINCIPAL OCCUPATION(S)
NOMINEE OR                CURRENT POSITION(S)      AND EMPLOYMENT DURING                       DIRECTOR
DIRECTOR          AGE     WITH THE COMPANY         PAST FIVE YEARS                             SINCE

---------------------------------------------------------------------------------------------------------
NOMINEE FOR A 3 YEAR TERM
---------------------------------------------------------------------------------------------------------
Scott S.          48      Director                 Mr. Meyers is the former President and      April,
Meyers                                             Board of Director member of Alliant         2000
(Class II)                                         Techsystems (ATK), an aerospace and
                                                   defense company with leading positions
                                                   in solid rocket propulsion, composite
                                                   structures, and munitions. Mr. Meyers
                                                   continues to provide advisory services
                                                   to ATK. Mr. Meyers joined ATK in
                                                   March 1996 and served as Chief
                                                   Financial Officer until October 2000
                                                   when he became President. Mr.
                                                   Meyers previously served as Executive
                                                   Vice President and Chief Financial
                                                   Officer and a Director of Magnavox
                                                   Electronic Systems Company in
                                                   Ft. Wayne, Indiana, a manufacturer of
                                                   defense electronics products.


John              60      Director                 Mr. McMillan is the President and           September,
McMillan                                           Chief Executive Officer of Scotia           2001
(Class II)                                         Technology, LLC. Scotia is located
                                                   in Minneapolis, Minnesota and is a
                                                   manufacturer of products for digital
                                                   imaging equipment, medical devices
                                                   and life support equipment for fire,
                                                   rescue and recreational vehicles.
                                                   Mr. McMillan became the President
                                                   and CEO of Scotia in December
                                                   2001 having retired in 1998 as
                                                   Chairman and Chief Executive Officer
                                                   of Merit Corp., the predecessor to
                                                   Scotia, a position he held since 1987.

NAME OF                                            PRINCIPAL OCCUPATION(S)
NOMINEE OR                CURRENT POSITION(S)      AND EMPLOYMENT DURING                       DIRECTOR
DIRECTOR          AGE     WITH THE COMPANY         PAST FIVE YEARS                             SINCE

---------------------------------------------------------------------------------------------------------
INCUMBENT DIRECTOR WHOSE TERM EXPIRES IN 2003
---------------------------------------------------------------------------------------------------------
James R.          76      Director                 Mr. Loomis retired in February,             May,
Loomis                                             1992 as Chairman and Chief Executive        1986
(Class III)                                        Officer of Magnavox Electronic
                                                   Systems Co., a position he held since
                                                   May, 1990. Magnavox Electronic Systems
                                                   Co. has its headquarters in Fort
                                                   Wayne, Indiana and is a manufacturer
                                                   of electronic equipment. From 1980 to
                                                   1990, Mr. Loomis had been President
                                                   and Chief Operating Officer of that
                                                   company.


John R.           61      Director and             Mr. Helmen was appointed Chairman of        August,
Helmen                    Chairman                 the Company in June 2001. He had been       1997
(Class III)                                        President of the Company since April
                                                   1997. In August 1997, the Board of
                                                   Directors appointed him CEO and a
                                                   director of the Company. Mr. Helmen
                                                   was employed by Supra Color Labs, Inc.
                                                   as Vice President, Director of Sales
                                                   and Marketing from 1977 through 1979,
                                                   President from 1979 through 1993, and
                                                   General Manager after the sale of
                                                   Supra Color to Burrel Professional
                                                   Labs in 1993.

NAME OF                                            PRINCIPAL OCCUPATION(S)
NOMINEE OR                CURRENT POSITION(S)      AND EMPLOYMENT DURING                       DIRECTOR
DIRECTOR          AGE     WITH THE COMPANY         PAST FIVE YEARS                             SINCE

---------------------------------------------------------------------------------------------------------
INCUMBENT DIRECTOR WHOSE TERM EXPIRES IN 2004
---------------------------------------------------------------------------------------------------------
Curtis R.         55      Director, CEO and        Mr. Jackels was appointed CEO and           May,
Jackels                   President                President of the Company in June 2001.      2001
(Class I)                                          He had been Vice President-Finance of
                                                   the Company since August 1985 and
                                                   Treasurer since November 1980.  Mr.
                                                   Jackels was controller from June 1978
                                                   to November 1980.  Prior to June 1978,
                                                   Mr. Jackels was employed by two
                                                   public accounting firms.


Richard P.        60      Director                 Mr. Kiphart has been a principal in the     November,
Kiphart                                            firm of William Blair and Company,          2001
(Class I)                                          L.L.C., a broker dealer and investment
                                                   advisor, since 1972. He joined William
                                                   Blair in 1965. He has been the
                                                   principal in charge of William Blair's
                                                   corporate finance department since
                                                   1995.

                                 BOARD MEETINGS



         The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no separate Nominating Committee but acts as a whole in that capacity. The Compensation Committee reviews and recommends compensation for officers and directors of the Company, and the Audit Committee assists the Board in satisfying its responsibilities relating to the accounting, auditing and reporting practices of the Company.

         Each committee consists of three independent members. James R. Loomis, Scott S. Meyers, and John McMillan comprise the Compensation Committee. James R. Loomis, Scott S. Meyers and Richard P. Kiphart comprise the Audit Committee. The Compensation Committee and the Audit Committee each met once during fiscal year 2001.

         The Company's Board of Directors held three meetings during fiscal year 2001. All the directors attended all the meetings of the Board during the year.

         The Audit Committee

         The principal responsibilities of the Audit Committee are described in the Audit Committee Charter that was approved by the Board of Directors. The Audit Committee reviews the nature of all services performed by the external auditors, including the scope and general extent of their audit examination and the basis for their compensation. The members of the Audit Committee satisfy the independent requirements of the NASDAQ listing standard. The Committee recommends to the full Board the auditors for the Company. The Chairman of the Audit Committee is Mr. Meyers.

         Audit Committee Report

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (SAS 61--Communication with Audit Committees), as amended, relating to the auditors' judgment about the quality of the accounting principles, judgments and estimates, as applied in its financial reporting.

         The Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) that relates to the accountants' independence from the Company, and has discussed with the independent public accountants their independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the SEC.

                                        Scott S. Meyer, Chairman
                                        James R. Loomis
                                        Richard P. Kiphart

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation for each of the last three years awarded to or earned by the CEO and the other executive officers of the Company who earned in excess of $100,000.

                                    ANNUAL COMPENSATION                  LONG-TERM         ALL
                              ----------------------------------        COMPENSATION      OTHER
NAME & PRINCIPAL POSITION      YEAR      SALARY($)      BONUS($)(1)(2)   OPTIONS(#)   COMPENSATION($)(3)
-------------------------      ----      ---------      --------         ----------   ---------------
JOHN R. HELMEN                 2001       121,605        66,000            50,000
Chairman                       2000       127,400        94,000
                               1999       120,000        23,000            20,000

CURTIS R. JACKELS              2001       113,000        66,000            30,000
President and Chief            2000       103,000        60,000                           28,357
Executive Officer              1999        97,000        16,000                           28,357

(1) The aggregate amount allocated for bonuses for a particular year is established by the Board of Directors and normally is equal to a percentage of the Company's corporate pretax profits for the year. Generally, an officer will receive a bonus if the individual meets the performance criteria determined by the President of the Company.

(2) All optionees, upon exercise of their non-qualified stock option, receive a cash bonus of 5% of the exercise price if exercised in the third year of the option; 10% if exercised in the fourth year and 40% if exercised in the fifth year.

(3) All other compensation includes the compensation accrued for the Executive Retirement Benefit Plan which is fully accrued at year end December 31, 2001 based on the net present value of the retirement benefit.

OPTION GRANTS IN 2001

The following tables summarize option grants and exercises during 2001 to the officer named in the Summary Compensation.

                                INDIVIDUAL GRANTS

                                      % OF TOTAL
                       OPTIONS      OPTIONS GRANTED        EXERCISE
                       GRANTED      TO EMPLOYEES IN      OR BASE PRICE       EXPIRATION
NAME                   (#)(1)         FISCAL YEAR          ($/SHARE)           DATE(2)
----                   ------         -----------          ---------           -------
J.R. HELMEN            50,000             25%                3.44         February 12, 2006

C. R. JACKELS          30,000             15%                3.44         February 12, 2006

(1) In 1983, the Board of Directors adopted the Company's 1983 Stock Option Plan. Pursuant to the Plan, the Board determines which directors, officers or employees of the Company or its subsidiaries will receive stock options, the number of shares to be covered by each option, the option exercise price, and other terms and conditions of the option. Unless otherwise determined by the Board of Directors, an option under the plan is to be granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant, will have a term not exceeding five years, will be exercisable in installments rather than being immediately exercisable in full, and may provide for the payment of a cash bonus to the optionee (to help cover federal income tax withholding requirements) at the time the option is exercised. The cash bonuses are 5% of the exercise price if exercised in the third year of the option, 10% if exercised in the fourth year and 40% if exercised in the fifth year.

(2) Stock options expire of the fifth anniversary of the grant date. The optionee may not purchase any of the option shares until after the second anniversary of the grant date. During each of the three years following the second anniversary of the grant, the optionee's rights to purchase are vested thirty-three and one-third percent (33 1/3%) of the total number of Common Stock granted.




AGGREGATED OPTION EXERCISES IN 2001 AND DECEMBER 31, 2001 OPTION VALUE

There were no options exercised by officers in 2001.

                        NUMBER OF UNEXERCISED OPTIONS              VALUE OF UNEXERCISED IN THE
                             AT DECEMBER 31, 2001            MONEY OPTIONS AT DECEMBER 31, 2001($)(1)
                             --------------------            ----------------------------------------

NAME                  EXERCISABLE         UNEXERCISABLE      EXERCISABLE                UNEXERCISABLE
----                  -----------         -------------      -----------                -------------
J.R. HELMEN             31,667               63,333              $6,734                    $13,466
C. R. JACKELS            6,667               43,333              $6,734                    $13,466

(1)Value calculated based on December 31, 2001 market value of 2.20 per share less the exercise price per share multiplied by the number of option shares.



COMPENSATION OF DIRECTORS

         Each director who is not a full time employee of the Company ("outside director") receives an annual retainer of $12,000. Also, a fee of $500 is paid to each outside director for each board or committee meeting attended. Those directors who are employees are not specifically compensated for their duties as directors. The total amount paid to all full time directors for services as directors during fiscal year 2001 was $41,000. The outside directors are granted stock options from time to time. Also, under the Company's stock option plan, each participant is eligible to receive a cash bonus upon certain option exercises.


EXECUTIVE RETIREMENT PLAN

         In 1985, the Board of Directors adopted an Executive Retirement Benefit Plan to provide retirement benefits to selected executives of the Company. Pursuant to the Plan the Board of Directors determines which key executive employees may participate in the Plan. Each participant who continues in employment with the Company or one of its subsidiaries until age 65, or dies while employed by the Company, shall be entitled to receive retirement benefits payable monthly for not less than 15 years. In the event of the death of a participant, payments will be made to the participant's beneficiary. If a participant dies before reaching age 67, retirement benefits will be paid to the beneficiary of the participant for 15 years or until the participant would have reached the age 67, whichever is longer. The amount of the retirement benefits to be paid each year is 20% of the projected annual salary of the participant at age 67. The projected annual salary is equal to the salary the participant would receive at age 67 if his salary on August 9, 1985, (the date of adoption of the Plan) was increased by 5% each year until the participant reached age 67. The Company maintains a life insurance policy for the individuals covered under the Plan, the proceeds of which are intended to reimburse the Company for payment of retirement benefits. Assuming retirement at age 67, Curtis.R Jackels will receive $48,534 annually for fifteen years. Currently there are three retired participants who receive or whose heirs receive a total of $73,301 annually.

                             PRINCIPAL SHAREHOLDERS

         The only persons known to the Company to be beneficial owners of more than five percent of the Company's Common Stock, $.08 par value, as of March 18, 2002, are set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME AND ADDRESS                       AMOUNT BENEFICIALLY      PERCENT OF
OF BENEFICIAL OWNER                           OWNED              CLASS(1)
--------------------------------------------------------------------------

Mr. Patrick J. Bruggeman                      99,250               6.19%
131 W. Columbia St.
Fort Wayne, Indiana

Richard P. Kiphart                           186,893              11.65%
222 West Adams Street
Chicago, Illinois

Diocese of Fort Wayne/South Bend, Inc.       190,256              11.86%
1103 South Calhoun
Fort Wayne, Indiana


(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 18, 2002, or within 60 days of such date are treated as also outstanding when determining the percent owned by such person and when determining the percent owned by a group of which such a person is a member.

                     SHAREHOLDINGS OF OFFICERS AND DIRECTORS


         The beneficial ownership of the Company's Common Stock, $.08 par value, by directors and nominees for directors and by all of the Company's present executive officers and directors as a group, as of March 18, 2002, is set forth in the table below. Unless otherwise indicated the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.


NAME OF INDIVIDUAL OR                 NUMBER OF SHARES          PERCENT OF
IDENTITY OF GROUP                   BENEFICIALLY OWNED(1)          CLASS
--------------------------------------------------------------------------

John R. Helmen                             49,567                  3.03%
James R. Loomis                            21,562                  1.34%
Curtis R. Jackels                          41,272                  2.56%
Richard P. Kiphart                        186,893                 11.65%
All Executive Officers and
Directors as a Group
(8 persons)                               257,585                 15.57%


(1) Includes the following shares which may be acquired within 60 days through exercise of options: Mr. Helmen -31,667; Mr. Loomis - 5,000; Mr. Jackels - 6,667; and all executive officers - 50,000.

                              INDEPENDENT AUDITORS

         The Company has selected Virchow, Krause & Company, LLP certified public accountants, as the independent auditors for the Company for the year ending December 31, 2001. The firm has acted as auditors for the Company since October 1, 1974.

         The Board of Directors expects that a representative of Virchow, Krause & Company, LLP will be present at the Company's 2002 Annual Meeting of Shareholders. Such representative will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

AUDIT FEES
      The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the year ended December 31, 2001, for the preparation of the corporate tax returns and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that year were $26,862.

ALL OTHER FEES
         The Company's independent auditors did not perform any other professional services for the Company during the year ended December 31, 2001.

                             SHAREHOLDERS PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2003 Annual Meeting must be received by the Company by December 6, 2002 to be included in the Company's Proxy Statement and related proxy for the 2003 Annual Meeting. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Stockholders who intend to present a proposal at the 2003 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than February 19, 2003.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointees named in the proxies will vote in accordance with their best judgment.

                                  ANNUAL REPORT

         A copy of the Company's Report to Shareholders and the report on Form 10K for the year ending December 31, 2001, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of such Report is incorporated herein and no part thereof is to be considered proxy soliciting materials.



                                        BY ORDER OF THE
                                        BOARD OF DIRECTORS,

                                        Curtis R. Jackels
                                        President & CEO

Date: April 5, 2002
Minneapolis, Minnesota

                            PHOTO CONTROL CORPORATION
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 16, 2002

The undersigned hereby appoints Curtis R. Jackels and John R. Helmen, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Photo Control Corporation registered in the name of the undersigned on March 18, 2002, with the powers the undersigned would possess if personally present at the 2002 Annual Meeting of Shareholders of Photo Control Corporation to be held at Photo Control Corporation, 4800 Quebec Avenue North, New Hope, Minnesota at 3:30 p.m., Daylight Savings Time on May 16, 2002, and at any adjournment thereof, hereby revoking any proxy or proxies previously given. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1) Proposal to set the NUMBER OF DIRECTORS AT SIX  ( ) FOR   ( ) AGAINST    ( ) ABSTAIN

2) ELECTION OF DIRECTOR: Nominee: Scott S. Meyers  ( ) FOR the Nominee  ( ) WITHHOLD AUTHORITY to vote for nominee.
                         Nominee: John McMillan    ( ) FOR the Nominee  ( ) WITHHOLD AUTHORITY to vote for nominee.

3) In their discretion, the appointed Proxies are authorized to vote upon such OTHER BUSINESS as may properly come before the Meeting or any any adjournment.

                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                    VOTED AS DIRECTED, OR IF NO DIRECTION IS
                                    GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

                                    Date___________________________________,2002

                                    ____________________________________________

                                    ____________________________________________
                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating where appropriate, offical position or representative capacity. If stock is held in joint tenancy, each joint owner should sign.